Exhibit 10.1

BORROWER ASSIGNMENT, ASSUMPTION AND JOINDER AGREEMENT

This BORROWER ASSIGNMENT, ASSUMPTION AND JOINDER AGREEMENT (this “Assignment”), dated as of December 20, 2024, is by and among GUARDIAN PHARMACY, LLC, an Indiana limited liability company, as assignor (the “Assignor”), GUARDIAN PHARMACY SERVICES, INC., a Delaware corporation (the “Assignee”), the Guarantors listed on the signature pages hereto and REGIONS BANK, as Agent.

WHEREAS, the Assignor has entered into that certain Third Amended and Restated Loan and Security Agreement dated as of April 23, 2018 (as amended, modified, supplemented or extended from time to time, the “Loan Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings provided for such terms the Loan Agreement), among the Assignor, as Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and REGIONS BANK, as administrative agent and collateral agent (in such capacity and together with its successors and assigns, the “Agent”).

WHEREAS, pursuant to Section 8.18(c) of the Loan Agreement, the Assignor is required to assign to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Loan Agreement;

WHEREAS, the Assignee desires to accept the assignment of all of the Assignor’s rights, interests, duties, obligations and liabilities in, to and under the Loan Agreement; and

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment of Loan Agreement. Effective as of the date hereof, the Assignor hereby absolutely assigns, transfers and conveys to the Assignee all of its rights, interests, duties, obligations and liabilities as the “Borrower” in, to and under the Loan Agreement.

2. Assumption of Loan Agreement. Effective as of the date hereof, the Assignee hereby absolutely accepts the assignment described in Section 1 and assumes all of the duties, obligations and liabilities of the Assignor as the “Borrower” in, to and under the Loan Agreement to the same extent as if the Assignee had been the original borrower of the Loans on the Effective Date. The Assignee hereby ratifies as of the date hereof, and agrees to be bound by the terms and provisions of the Loan Agreement and accepts all of the Assignor’s rights, interests, duties, obligations and liabilities as the “Borrower” thereunder. Without limiting the generality of the foregoing terms of this Section 2, the Assignee hereby (a) acknowledges, agrees and confirms that (i) by its execution of this Assignment, the Assignee shall be deemed to be the “Borrower” with respect to all Loans and for all purposes of the Loan Agreement related thereto, (ii) the Assignee shall have all of the obligations of the Borrower of the Term Loans thereunder as if it had been the borrower of the Term Loans on the respective dates of their initial funding and (iii) this Assignment shall be deemed a “Loan Document” for all purposes of the Loan Agreement, (b) reaffirms the representations and warranties set forth in Section 7 of the Loan Agreement, (c) reaffirms that it is bound by the affirmative covenants, financial covenants and negative covenants set forth in Sections 8 and 9 of the Loan Agreement and (d) promises to pay all Obligations outstanding at, or incurred on or after, the date hereof, as provided in the Loan Documents.

3. Joinder.

(a) The Assignee hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Assignee will be deemed to be a party to the Loan Agreement and a “Credit Party” for all purposes of the Loan Agreement (other than any provision that applies solely to the Guarantors), and shall have all the obligations of a “Credit Party” thereunder as if it had executed the Loan Agreement. The Assignee hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Credit Parties contained in the Loan Agreement and the other Loan Documents (other than any provision of the Loan Agreement and the other Loan Documents that applies solely to the Guarantors). Without limiting the generality of the foregoing terms of this Section 3(a), the Assignee hereby grants to the Agent, for itself, the Lenders, the Issuing Bank and the other holders of the Obligations, a continuing security interest in, and a right to set off against, any and all right, title and interest of the Assignee in and to all Collateral (as defined in the Loan Agreement) of the Assignee, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations.

(b) The Assignee hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Assignee will be deemed to be a party to the Pledge Agreement and a “Pledgor” for all purposes of the Pledge Agreement, and shall have all the obligations of a Pledgor thereunder as if it had executed the Pledge Agreement. The Assignee hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this Section 3(b), the Assignee hereby grants to the Agent, for the benefit of the holders of the Secured Obligations (here and hereafter, as defined in the Pledge Agreement), a continuing security interest in any and all right, title and interest of the Assignee in and to the Pledged Collateral (here and hereafter, as defined in the Pledge and Security Agreement) identified on Annex A hereto, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations.

(c) The Assignor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Assignor will be deemed to be a party to the Loan Agreement and a “Guarantor” and “Credit Party” for all purposes of the Loan Agreement (including Section 4 thereof, but excluding any provision that applies solely to the Borrower), and shall have all of the obligations of a Guarantor and Credit Party thereunder as if it had executed the Loan Agreement. The Assignor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors and Credit Parties contained in the Loan Agreement (including Section 4 thereof, but excluding any provision that applies solely to the Borrower). Without limiting the generality of the foregoing terms of this Section 3(c), the Assignor hereby, jointly and severally together with the other Guarantors, guarantees, to each holder of the Obligations and the Agent, as provided in Section 4 of the Loan Agreement, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, or otherwise) strictly in accordance with the terms thereof.

(d) The Assignor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Assignor will be deemed to be an “Issuer” for all purposes of the Pledge Agreement (in addition to, for the avoidance of doubt, remaining a Pledgor to the Pledge Agreement), and shall have all the obligations of a Issuer thereunder as if it had executed the Pledge Agreement as an Issuer and hereby acknowledges, represents and agrees that: (i) the Assignor has received a true and correct copy of the Pledge Agreement; (ii) the Pledge Agreement has been duly recorded and noted on the books and records of the Assignor and will be maintained as part of such books and records; (iii) the Pledge Agreement does not violate any term, condition or covenant of the Organizational Documents (here and hereafter, as defined in the Pledge Agreement) of the Assignor, or of any other agreement to which the Assignor is a party, and all consents or approvals required under such Organizational Documents or Applicable Law in order to permit the

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assignment, pledge of the Assignor’s Pledged Collateral (here and hereafter, as defined in the Pledge Agreement) have been obtained; (D) the Assignor will comply with written instructions originated by Agent without further consent of the applicable Pledgor (here and hereafter, as defined in the Pledge Agreement) as the registered owner of the Pledged Collateral; (E) the Assignor consents to the assignment, transfer and pledge of the Pledged Collateral; and (F) at any time that an Event of Default exists, the Assignor consents to a public or private sale or sales of all or any part of the Pledged Collateral by Agent in accordance with the terms of the Pledge Agreement and consents to each purchaser of all or any part of the Pledged Collateral at such sale or sales becoming a shareholder, member, partner or other owner, as applicable, of the Assignor thereby entitled to the same rights and privileges and subject to the same duties as the owner of the applicable Pledged Collateral under the Organizational Documents of the Assignor.

4. Amendments to Existing Pledge Agreement. Annex A to the Pledge Agreement is hereby amended in the form attached hereto as Annex A.

5. Representations and Warranties. The Assignee hereby represents and warrants to the Agent and the Lenders that:

(a) The Assignee’s exact legal name and state of incorporation or formation (as the case may be) are as set forth on the signature pages hereto.

(b) The address of the Assignee’s chief executive office or principal place of business (as the case may be), and the Assignee’s taxpayer identification number, and organization number are each set forth on Schedule 1 hereto.

(c) Other than as set forth on Schedule 2 hereto, the Assignee has not changed its legal name, changed its state of incorporation or formation (as the case may be), or been party to a merger, consolidation or other change in structure, in each case of the foregoing, at any time during the five (5) consecutive years preceding the date hereof.

(d) Schedule 3 hereto lists each Subsidiary of the Assignee, together with: (i) its jurisdiction of incorporation or formation (as the case may be); (ii) the number of shares (or units or other ownership interests) of each class of Pledged Collateral in such Subsidiary, or owned (directly or indirectly) by the Assignee, that are outstanding; (iii) the certificate number(s) of the certificate(s) evidencing such Pledged Collateral referred in in the foregoing clause (d)(iii), and the number and percentage of outstanding shares (or units or other ownership interests) of each class of such Pledged Collateral referred in in the foregoing clause (d)(iii); and (iv) the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase, and all other similar rights with respect thereto.

(e) Schedule 4 hereto lists all of the registered patents, trademarks and copyrights (including, without limitation, intellectual property for which an application for registration has been filed) owned by Assignee as of the date hereof.

(f) As of the date hereof, the Assignee has no commercial tort claims involving a claim for damages in an amount (individually or in the aggregate with other Commercial Tort Claims) in excess of $500,000, other than as set forth on Schedule 5 hereto.

(g) Schedule 6 hereto lists all of the real property located in the United States that is owned in fee by the Assignee with a fair market value (as reasonably determined by such New Subsidiary) of greater than or equal to $2,000,000 as of the date hereof

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6. Notice Address. The address of the Assignee, the Assignor, and all other Credit Parties for purposes of all notices and other communications under the Loan Agreement and the other Loan Documents is as follows, or such other address as any Assignee or the Assignor, as applicable, may from time to time notify the Agent in writing:

Guardian Pharmacy Services, Inc.

300 Galleria Parkway, Suite 800

Atlanta, GA 30339

Attention: David Morris

7. Acknowledgement. Each of the parties hereto acknowledges that its execution and delivery of this Assignment has not been the result of any coercion or duress.

8. No Modifications. Except as expressly provided for herein, nothing contained in this Assignment shall amend or modify, or be deemed to amend or modify, the Loan Agreement or any other Loan Document.

9. Governing Law. This Assignment shall be governed by, and construed in accordance with, the law of the State of Georgia.

10. Counterparts. This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart by of this Assignment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment.

11. Binding Nature. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

12. Reaffirmation. Each Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, it acknowledges the assumption by the Assignee as the Borrower and re-affirms its Guaranty of the Obligations pursuant to Section 4 of the Loan Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date set forth above.

ASSIGNOR AND GUARANTOR:	GUARDIAN PHARMACY, LLC,
an Indiana limited liability company

	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Chief Financial Officer

ASSIGNEE:	GUARDIAN PHARMACY SERVICES, INC.,
a Delaware corporation

	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Chief Financial Officer

BORROWER ASSIGNMENT, ASSUMPTION AND JOINDER AGREEMENT

GUARDIAN PHARMACY SERVICES, INC.

AGENT:	REGIONS BANK,
as Agent

	By:	/s/ Allen Riley
	Name:	Allen Riley
	Title:	Director

BORROWER ASSIGNMENT, ASSUMPTION AND JOINDER AGREEMENT

GUARDIAN PHARMACY SERVICES, INC.

GUARANTORS:	GUARDIAN PHARMACY OF BIRMINGHAM, LLC,
GUARDIAN PHARMACY OF JACKSONVILLE, LLC,
GUARDIAN PHARMACY OF SOUTHEAST FLORIDA, LLC,
GUARDIAN PHARMACY OF SOUTHEAST GEORGIA, LLC,
GUARDIAN PHARMACY OF TEXAS, LLC,
GUARDIAN PHARMACY OF TUCSON, LLC,
GUARDIAN PHARMACY OF PIEDMONT CAROLINAS, LLC,
GUARDIAN PHARMACY OF DAYTONA, LLC,
GUARDIAN PHARMACY OF ORLANDO, LLC,
GUARDIAN PHARMACY OF TAMPA, LLC,
GUARDIAN PHARMACY OF TENNESSEE ONE, LLC,
GUARDIAN PHARMACY OF TENNESSEE THREE, LLC,
GUARDIAN PHARMACY OF SOUTH CAROLINA ONE, LLC,
GUARDIAN PHARMACY OF MAINE, LLC,
GUARDIAN PHARMACY OF NW FLORIDA, LLC,
GUARDIAN PHARMACY OF ATLANTA, LLC,
GUARDIAN PHARMACY OF MADISON, LLC,
GUARDIAN PHARMACY OF INDIANAPOLIS NUCLEAR, LLC,
GUARDIAN PHARMACY OF EASTERN NC, LLC,
GUARDIAN PHARMACY OF VIRGINIA, LLC,
GUARDIAN PHARMACY OF MINNESOTA, LLC,
GUARDIAN PHARMACY OF KNOXVILLE, LLC,
GUARDIAN PHARMACY OF OKLAHOMA, LLC,
GUARDIAN PHARMACY OF TULSA, LLC,
GUARDIAN PHARMACY OF SOUTHWEST FLORIDA, LLC,
GUARDIAN PHARMACY OF INDIANAPOLIS LTC, LLC,
GUARDIAN PHARMACY OF TENNESSEE TWO, LLC,
GUARDIAN PHARMACY OF MISSOURI, LLC,
GUARDIAN PHARMACY OF IOWA, LLC,
GUARDIAN PHARMACY OF ST. LOUIS, LLC,
GUARDIAN PHARMACY OF GRAND RAPIDS, LLC,
GUARDIAN PHARMACY OF CINCINNATI, LLC,
GUARDIAN PHARMACY OF SOUTHERN CALIFORNIA, LLC,
GUARDIAN PHARMACY OF NORTHERN VIRGINIA, LLC,
GUARDIAN PHARMACY OF GRAND ISLAND, LLC,
GUARDIAN PHARMACY OF OKLAHOMA CITY, LLC, each, a Georgia limited liability company

	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Chief Financial Officer

BORROWER ASSIGNMENT, ASSUMPTION AND JOINDER AGREEMENT

GUARDIAN PHARMACY SERVICES, INC.

GUARDIAN PHARMACY OF ARIZONA, LLC, an Indiana limited liability company

By:	/s/ David K. Morris
Name: David K. Morris
Title: Chief Financial Officer

BORROWER ASSIGNMENT, ASSUMPTION AND JOINDER AGREEMENT

GUARDIAN PHARMACY SERVICES, INC.